Exhibit (i)(1)


                          FLEET BOSTON CORPORATION

               Set forth below are the names, principal address and present principal occupation or employment, and material occupations, positions, offices or employment for the past five years of each director and executive officer of Fleet Boston Corporation ("FleetBoston"). Unless otherwise indicated, each such person is a citizen of the United States, uses his or her business address as the principal address and has held his or her present position as set forth below for the past five years. Directors of FleetBoston are so noted.

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Name and Citizen-         Principal Address            Position with FleetBoston;
ship                                                   Present Principal Occupation or Employment;
                                                       Material Positions Held During the Past Five Years

Terrence Murray           One Federal Street, Boston,  Chairman, Chief Executive Officer and Director of
                          Massachusetts 02110.         FleetBoston. President and Chief Executive Officer from
                                                       1995 to December, 1996 and Chairman, President and Chief
                                                       Executive Officer from 1989 to 1995.  Director of A.T.
                                                       Cross Company, Allmerica Financial Corporation and CVS Corporation.

Charles K. Gifford        One Federal Street, Boston,  President, Chief Operating Officer and Director of
                          Massachusetts 02110.         FleetBoston. Chairman and Chief Executive Officer of Bank
                                                       Boston from 1997 to October, 1999, Chief Executive
                                                       Officer from 1996 to 1997 and Chairman, President and
                                                       Chief Executive Officer from 1995 to 1996. Director of
                                                       BankBoston Corporation ("BankBoston") from 1987 to
                                                       October, 1999. Director of Massachusetts Mutual Life
                                                       Insurance Company and NSTAR.

Robert J. Higgins         One Federal Street, Boston,  President of Commercial and Retail Banking and Director of
                          Massachusetts 02110.         FleetBoston.  President and Chief Operating Officer from 1997 to October 1999 and Vice Chairman from 1993 to 1997.

Henrique C. Meirelles     One Federal Street, Boston,  President of Global Banking and Financial Services and
Brazil                    Massachusetts 02110.         Director of FleetBoston.  President and Chief Operating
                                                       Officer of BankBoston from 1996 to October 1999 and
                                                       Regional Manager in Brazil from 1984 to 1996.  Director of
                                                       BankBoston from 1996 to October 1999.  Director of Best
                                                       Foods, Inc., Champion International Corporation, Raytheon
                                                       Company and Accion International, Inc.

David L. Eyles            777 Main Street, Hartford,   Vice Chairman and Chief Credit Officer of FleetBoston.
                          Connecticut 06115

Paul F. Hogan             One Federal Street, Boston,  Vice Chairman, Corporate and Investment Banking, of
                          Massachusetts 02110.         FleetBoston.  Executive Vice President, Corporate Relation-
                                                       ship Banking of BankBoston from 1995 to 1996, Vice
                                                       Chairman, Corporate Banking, from 1996 to 1997 and Vice
                                                       Chairman, Wholesale Banking, from 1997 to October 1999.

Peter J. Manning          One Federal Street, Boston,  Vice Chairman of FleetBoston.  Executive Director, Mergers
                          Massachusetts 02110.         and Acquisitions, of BankBoston from 1993 to 1996 and
                                                       Executive Vice President, Merger and Acquisitions, from
                                                       1996 to October 1999.

Eugene M. McQuade         One Federal Street, Boston,  Vice Chairman and Chief Financial Officer of FleetBoston.
                          Massachusetts 02110.         Executive Vice President from 1993 to 1997.

H. Jay Sarles             100 Federal Street, Boston,  Vice Chairman, National Financial Services, and Chief
                          Massachusetts 02110.         Administrative Officer of FleetBoston.  Chairman of Fleet
                                                       Bank, N.A. in 1996 and Chief Administrative Officer of
                                                       Fleet Boston in 1997.

Joseph Smialowski         100 Federal Street, Boston,  Vice Chairman, Technology and Operations, of FleetBoston.
                          Massachusetts 02110.         Executive Vice President, Technology and Operations, of
                                                       BankBoston from 1998 to October 1999.  Senior Vice
                                                       President and Chief Information Officer of Sears, Roebuck &
                                                       Co. from 1993 to 1998.

Bradford H. Warner        One Federal Street, Boston,  Vice Chairman, Investment Services, of FleetBoston.  Group
                          Massachusetts 02110.         Executive, Global Treasury, of BankBoston from 1995 to
                                                       1996, Executive Vice President, Global Capital Markets,
                                                       from 1996 to 1998 and Vice Chairman, Regional Banking,
                                                       from 1998 to October 1999.

Brian T. Moynihan         100 Federal Street, Boston,  Executive Vice President of FleetBoston.  Senior Vice
                          Massachusetts 02110.         President from 1998 to October 1999.

William C. Mutterperl     One Federal Street, Boston,  Executive Vice President, General Counsel and Secretary of
                          Massachusetts 02110.         FleetBoston.

M. Anne Szostak           One Federal Street, Boston,  Executive Vice President of FleetBoston.  Senior Vice
                          Massachusetts 02110.         President from 1994 to 1998.

Erich Schumann            100 Federal Street, Boston,  Senior Vice President and Chief Accounting Officer of
Germany                   Massachusetts 02110.         FleetBoston.  Chief Administrative Officer of BankBoston's
                                                       Brazilian operations from 1994 to 1997. Executive
                                                       Director, Finance of BankBoston from 1997 to 1998 and
                                                       Executive Vice President, Finance from 1998 to October
                                                       1999.

Robert C. Lamb, Jr.       One Federal Street, Boston,  Controller of FleetBoston.
                          Massachusetts 02110.

Joel B. Alvord            75 Federal Street,           Director.  President and Managing Partner of Shawmut
                          18th Floor                   Capital Partners, Inc.  Chairman of Fleet Boston from 1995
                          Boston, Massachusetts        to December, 1996.  Chief Executive Officer of Shawmut
                          02110.                       National Corporation from 1988 to 1995.  Director of HSB
                                                       Group, Inc. and Cuno Incorporated.

William Barnet, III       P.O. Box 131, Arcadia,       Director.  President and Chief Executive Officer of William
                          South Carolina 29320.        Barnet & Son, Inc.

Daniel P. Burnham         141 Spring Street,           Director.  Chairman and Chief Executive Officer of Raytheon
                          Lexington, Massachusetts     Company.  President and Chief Executive Officer of Raytheon
                          02421.                       from December 1998 to August 1999, and President and
                                                       Chief Operating Officer from July 1998 to December
                                                       1998. Vice Chairman of Allied Signal, Inc. from 1997 to
                                                       July 1998 and President of Allied Signal Aerospace from
                                                       1992 to 1997. Director of BankBoston from April 1999 to
                                                       October 1999. Director of Raytheon Company.

Paul J. Choquette, Jr.    Seven Jackson Walkway,       Director.  Chairman and Chief Executive Officer of Gilbane
                          Providence, Rhode Island     Building Company.  President and Director of Gilbane
                          02903.                       Building Company since 1981.  Director of Carlisle Companies,
                                                       Inc. and Eastern Utilities Associates.

John T. Collins           60 State Street, Suite 700,  Director.  Chairman and Chief Executive Officer of The
                          Boston Massachusetts         Collins Group, Inc.  Director of Joan Fabrics, Inc.
                          02109.

William F. Connell        One International Place,     Director.  Chairman and Chief Executive Officer of Connell
                          31st Floor, Boston,          Limited Partnership.  Director of BankBoston from 1993 to
                          Massachussets 02110.         October 1999.  Director of Harcourt General, Inc. and
                                                       Liberty Financial Companies, Inc.

Gary L. Countryman        175 Berkely Street, Boston,  Director.  Chairman of Liberty Mutual Insurance Company.
                          Massachusetts 02117.         Chief Executive Officer of Liberty Mutual from 1987 to
                                                       1998.  Director of BankBoston from 1982 to October 1999.
                                                       Director of NSTAR, Liberty Financial Companies, Inc.,
                                                       Harcourt General, Inc., Unisource Worldwide, Inc., and Gulf
                                                       Canada Resources.

Alice F. Emerson          One Coolidge Road,           Director.  Senior Advisor of the Andrew W. Mellon Founda-
                          Arlington, Massachusetts     tion and President Emerita of Wheaton College, Norton,
                          02476.                       Massachusetts.  Senior Fellow, The Andrew W. Mellon
                          Residential Address          Foundation from 1991 to 1998.  Director of BankBoston
                                                       from 1977 to October 1999.  Director of Eastman Kodak
                                                       Company, Champion International Corporation and AES
                                                       Corporation.

James F. Hardymon         333 West Vine Street, Suite  Director.  Retired Chairman and Chief Executive Officer of
                          300, Lexington, Kentucky     Textron Inc. Chairman of Textron from 1993 to Januaury
                          40507.                       1999 and  Chief Executive Officer from 1992 until 1999.
                                                       Director of Air Products & Chemicals, Inc., Schneider
                                                       Electric, S.A., American Standard Companies, Inc., Lexmark
                                                       International, Inc., Circuit City Stores, Inc., and Champion
                                                       ship Auto Racing Teams, Inc.

Marian L. Heard           47 Hopewell Farm Road,       Director.  President and Chief Executive Officer of United
                          Natick, Massachusetts        Way of Massachusetts Bay.  Director of CVS Corporation
                          01760.                       and Liberty Financial Companies, Inc.
                          Residential Address

Robert M. Kavner          20680 Leonard Road, Sarato   Director.  Vice Chairman of Bill Gross' Idealab!.  President,
                          ga, California 95070.        Chief Executive Officer and Director of On Command Corp.
                                                       from 1996 to 1998.  Executive of Creative Artists Agency,
                                                       Inc. and Managing Director of Kavner & Associates from
                                                       1994 to 1996.  Director of Earthlink Networks, Inc.,
                                                       Ticketmaster Online-CitySearch, Inc., GoTo.com, Inc. and
                                                       Jupiter Communications.



Thomas J. May             800 Boylston Street,         Director.  Chairman and Chief Executive Officer of NSTAR
                          Boston, Massachusetts        and its principal operating companies (Boston Edison,
                          02199.                       ComElectric, ComGas and Cambridge Electric).  Chairman
                                                       and Chief Executive Officer of Boston Edison Company
                                                       from 1994 to 1999 and President from 1995 to 1999.
                                                       Director of BankBoston from 1994 to October 1999.
                                                       Director of NSTAR, Liberty Financial Companies, Inc.,
                                                       New England Business Services, Inc. and RCN Corporation.

Donald F. McHenry         1320 19th Street, N.W.       Director.  University Research Professor of Diplomacy and
                          Suite 410, Washington, D.C.  International Relations of Georgetown University and
                          20036.                       President of the IRC Group.  Director of BankBoston from
                                                       1981 to October 1999.  Director of AT&T Corp., The Coca-
                                                       Cola Company, International Paper Company and
                                                       SmithKline Beecham, PLC.

Michael B. Picotte        20 Corporate Woods Blvd,     Director.  President and Chief Executive Officer of the
                          Albany, NY 12211.            Picotte Companies.

Thomas R. Piper           Harvard Business School,     Director.  Lawrence E. Fouraker Professor of Business
                          Morgan Hall 493, Soldiers    Administration of Harvard University Graduate School of
                          Field, Boston, Massachu      Business Administration.  Director of BankBoston from
                          setts 02163.                 1996 to October 1999.

Thomas C. Quick           26 Broadway, New York,       President and Chief Operating Officer of Quick &
                          New York 10004.              Reilly/Fleet Securities, Inc.  President of Quick & Reilly,
                                                       Inc., from 1985 to 1996.

Francene S. Rogers        928 Commonwealth Ave-        Director.  Chief Executive Officer of WFD, Inc.  Director
                          nue, Boston Massachusetts    of BankBoston from 1997 to October 1999.
                          02215.

John W. Rowe              10 South Dearborn Street,    Director.  Chairman, President and Chief Executive Officer
                          37th Floor, Chicago,         of Unicom Corp. and Commonwealth Edison Company.
                          Illinois 60690.              President and Chief Executive Officer of New England
                                                       Electric System from 1989 to 1998.  Director of
                                                       BankBoston from 1989 to October, 1999.  Director of
                                                       Unicom Corp., UNUM Provident Corporation, Common
                                                       wealth Edison Company and Wisconsin Central Transpor-
                                                       tation Co.

Thomas M. Ryan            One CVS Drive,               Director.  President and Chief Executive Officer of CVS
                          Woonsocket, Rhode Island     Corporation.  President and Chief Executive Officer of
                          02895.                       CVS Corporation from 1998 to 1999, President and Chief
                                                       Executive Officer of CVS Pharmacy, Inc. from 1994 to
                                                       1998.  Director of CVS Corporation and Reebok Interna-
                                                       tional, Ltd.

Paul R. Tregurtha         Three Landmark Square,       Director.  Chairman and Chief Executive Officer of
                          Stamford Connecticut         Mormac Marine Group, Inc. and Chairman of Moran
                          06901.                       Transportation Company.  Chairman of Moran Transpor-
                                                       tation Company from 1994 to 1999.  Director of FPL
                                                       Group, Inc., Alliance Resource Management GP, LLC and
                                                       Teachers Insurance and Annuity Association.
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